EXHIBIT 32.2

                CERTIFICATION OF ACTING CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned officer of Evans Systems, Inc. ("ESI") hereby certifies that
(a) ESI's Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ESI.

                                               /s/  Gary Musselman
                                               --------------------------------
                                                    Gary Musselman
                                                    Chief Financial Officer
August 7, 2007